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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                Date of report (Date of earliest event reported):

                                  MAY 31, 2001


                           GOLF TRUST OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)


          Maryland                   000-22091                  33-0724736
 --------------------------    ---------------------    ------------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


                  14 North Adger's Wharf, Charleston, SC 29401
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               (Address of principal executive offices) (Zip Code)


                                 (843) 723-4653
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              (Registrant's telephone number, including area code)


                                 not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On May 31, 2001, we issued a press release announcing that continuing discussions with the lenders to our operating partnership regarding the acceleration of our operating partnership's credit agreements, led to the cancellation of the May 31, 2001 preliminary injunction hearing with the U.S. District Court for the Western District of North Carolina. The parties intended to seek transfer of the case to the North Carolina Business Court, with a tentative hearing date set for June 14, 2001. A copy of our May 31, 2001 press release is being filed herewith as Exhibit 99.1.

         On June 14, 2001, we issued a press release announcing that due to continuing discussions with the lenders to our operating partnership, the preliminary injunction hearing set for June 14, 2001 in the North Carolina Business Court was not held and was rescheduled for June 26, 2001. A copy of our June 14, 2001 press release is being filed herewith as Exhibit 99.2.

         On June 26, 2001, we issued a press release announcing that due to continuing discussions with the lenders to our operating partnership, the preliminary injunction hearing set for June 26, 2001 in the North Carolina Business Court has been rescheduled for July 10, 2001. A copy of our June 26, 2001 press release is being filed herewith as Exhibit 99.3.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

         The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.           Description
-----------           ----------------------------------------------------------

   99.1 Press Release issued by our company on May 31, 2001 announcing status of lender negotiations.

   99.2 Press Release issued by our company on June 14, 2001 announcing rescheduled hearing date.

   99.3 Press Release issued by our company on June 26, 2001 announcing rescheduled hearing date.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    GOLF TRUST OF AMERICA, INC.
                                           (Registrant)


Date: June 28, 2001                 By:      /s/ W. Bradley Blair, II
                                          --------------------------------------
                                          W. Bradley Blair, II
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

         Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.           Description
-----------           ----------------------------------------------------------

   99.1 Press Release issued by our company on May 31, 2001 announcing status of lender negotiations.

   99.2 Press Release issued by our company on June 14, 2001 announcing rescheduled hearing date.

   99.3 Press Release issued by our company on June 26, 2001 announcing rescheduled hearing date.


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